Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
Timothy A. Bonang, Senior Vice President
(617) 796-8230

The RMR Group Inc. Announces First Quarter Fiscal 2019 Results

Net Income Attributable to The RMR Group Inc. of $3.22 Per Diluted Share and Adjusted Net Income Attributable to The RMR Group Inc. of $0.62 Per Diluted Share

Incentive Business Management Fees Earned For Calendar Year 2018 of $120.1 Million, or $2.82 Per Diluted Share
_____________________________________________________________________________

Newton, MA (February 7, 2019). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended December 31, 2018.

Adam Portnoy, President and Chief Executive Officer, made the following statement regarding the first quarter fiscal 2019 results:

"We are pleased with our first quarter operating results, as adjusted net income of $0.62 per diluted share was up 3% compared to last year. During the quarter, we generated net income of $118.1 million, Adjusted EBITDA of $29.4 million and an Adjusted EBITDA Margin of 58%.

During the quarter, we also successfully helped facilitate the merger of Government Properties Income Trust and Select Income REIT to form Office Properties Income Trust, or OPI. This merger received significant shareholder support and we look forward to advancing OPI's investment strategy of owning buildings primarily leased to single tenants and those with high credit quality characteristics, like government entities.

At the close of the first fiscal quarter, our balance sheet continues to leave us well positioned to assess strategic opportunities for future growth."

First Quarter Fiscal 2019 Highlights:

•
Total management and advisory services revenues for the quarter ended December 31, 2018 were $168.4 million, including $120.1 million of incentive business management fees, compared to $205.8 million for the quarter ended December 31, 2017, which included $155.9 million in incentive business management fees.

•	We earned management services revenues for the three months ended December 31, 2018 and 2017 from the following sources (dollars in thousands):

	Three Months Ended December 31,
	2018		2017
Managed Equity REITs (1)	$39,639	83.5%	$40,965	84.3%
Managed Operators (2)	6,785	14.3%	6,741	13.9%
Other	1,064	2.2%	864	1.8%
Total Management Services Revenues	47,488	100.0%	48,570	100.0%

(1)
Managed Equity REITs for the periods presented includes: Hospitality Properties Trust (HPT), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI), Select Income REIT (SIR) and Senior Housing Properties Trust (SNH). SIR merged with and into a subsidiary of OPI (formerly named Government Properties Income Trust) on December 31, 2018 and the surviving entity merged with and into OPI, with OPI as the surviving entity.

(2)	Managed Operators collectively refers to: Five Star Senior Living Inc. (FVE), Sonesta International Hotels Corporation (Sonesta) and TravelCenters of America LLC (TA).

•
For the three months ended December 31, 2018 and December 31, 2017, we earned incentive business management fees of $120.1 million and $155.9 million, respectively. Incentive business management fees included fees earned from HPT, SIR and SNH of $53.6 million, $25.8 million and $40.7 million, respectively, and $74.6 million, $25.6 million and $55.7 million, respectively, for the three months ended December 31, 2018 and December 31, 2017, respectively.

•
For the three months ended December 31, 2018, net income was $118.1 million and net income attributable to The RMR Group Inc. was $52.2 million, or $3.22 per diluted share, compared to net income of $159.3 million and net income attributable to The RMR Group Inc. of $71.1 million, or $4.39 per diluted share, for the three months ended December 31, 2017.

•
For the three months ended December 31, 2018, adjusted net income attributable to The RMR Group Inc. was $10.0 million, or $0.62 per diluted share, compared to $9.7 million, or $0.60 per diluted share, for the three months ended December 31, 2017.

•
On December 22, 2017, the U.S government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act, or the Tax Act. The Tax Act significantly revised the U.S. corporate income tax system by, among other things, lowering corporate income tax rates. Since we have a September 30 fiscal year end, our corporate income tax rates were phased in for our 2018 fiscal year, resulting in a federal statutory tax rate of approximately 24.5% for the fiscal year 2018. Beginning October 1, 2018, our federal statutory tax rate was reduced further to 21.0%.

•
For the three months ended December 31, 2018, Adjusted EBITDA was $29.4 million and Adjusted EBITDA Margin was 58.0%, compared to Adjusted EBITDA of $30.5 million and Adjusted EBITDA margin of 58.4% for the three months ended December 31, 2017.

•
As of December 31, 2018, The RMR Group Inc. had $284.2 million in cash and cash equivalents with no outstanding debt obligations. We received the $120.1 million of incentive business management fees earned for the calendar year ended December 31, 2018 in January 2019.

•	As of December 31, 2018 and December 31, 2017, The RMR Group Inc. had approximately $29.7 billion and $30.0 billion of total assets under management, respectively.

Reconciliations to GAAP:

Adjusted net income attributable to The RMR Group Inc., EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Reconciliations of net income attributable to The RMR Group Inc. determined in accordance with GAAP to adjusted net income attributable to The RMR Group Inc., and of net income to EBITDA and Adjusted EBITDA as well as calculations of Adjusted EBITDA Margin for the three months ended December 31, 2018 to the three months ended December 31, 2017 are presented later in this press release.

Total Assets Under Management:

The calculation of total assets under management primarily includes: (i) the gross book value of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and ABP Trust, plus (ii) the gross book value of real estate assets, property and equipment of the Managed Operators, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the fair value of investments of Affiliates Insurance Company and the Open End Fund, the managed assets of RMR Real Estate Income Fund and the equity of TRMT. This calculation of total assets under management may include amounts in respect of the Managed Equity REITs that are higher than the calculations of assets under management used for purposes of calculating fees under the terms of the business management agreements, which are based, in part, upon the lesser of the historical cost of real estate assets or total market capitalization. For information on the calculation of assets under management of the Managed Equity REITs for purposes of the fee provisions of the business management agreements, see The RMR Group Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC. The RMR Group Inc.'s SEC filings are available at the SEC website: www.sec.gov.

Conference Call:

At 1:00 p.m. Eastern Time this afternoon, President and Chief Executive Officer, Adam Portnoy, and Executive Vice President, Chief Financial Officer and Treasurer, Matt Jordan, will host a conference call to discuss The RMR Group Inc.’s fiscal first quarter ended December 31, 2018 financial results.

The conference call telephone number is (877) 329-4297. Participants calling from outside the United States and Canada should dial (412) 317-5435. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. Eastern Time on Thursday, February 14, 2019. To access the replay, dial (412) 317-0088. The replay pass code is 10127679.

A live audio webcast of the conference call will also be available in a listen only mode on RMR’s website, at www.rmrgroup.com. Participants wanting to access the webcast should visit RMR’s website about five minutes before the call. The archived webcast will be available for replay on RMR’s website following the call for about one week. The transcription, recording and retransmission in any way of The RMR Group Inc.'s fiscal first quarter ended December 31, 2018 financial results conference call are strictly prohibited without the prior written consent of The RMR Group Inc.

About The RMR Group Inc.

The RMR Group Inc. is a holding company, and substantially all of its business is conducted by its majority-owned subsidiary, The RMR Group LLC. The RMR Group LLC is an alternative asset management company that primarily provides management services to publicly traded REITs and real estate operating companies. As of December 31, 2018, The RMR Group LLC had approximately $29.7 billion of total assets under management, including more than 1,500 properties, and employed over 600 real estate professionals in more than 30 offices throughout the United States; and the companies managed by The RMR Group LLC collectively had over 50,000 employees. The RMR Group Inc. is headquartered in Newton, Massachusetts.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. FORWARD LOOKING STATEMENTS CAN BE IDENTIFIED BY USE OF WORDS SUCH AS “OUTLOOK”, “BELIEVE”, “EXPECT”, “POTENTIAL”, “WILL”, “MAY”, “ESTIMATE”, “ANTICIPATE”, AND DERIVATIVES OR NEGATIVES OF SUCH WORDS OR SIMILAR WORDS. FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE ARE BASED UPON PRESENT BELIEFS OR EXPECTATIONS. HOWEVER, FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS BEYOND THE RMR GROUP INC.'S CONTROL. FOR EXAMPLE:

•
THIS PRESS RELEASE REPORTS THAT AGGREGATE INCENTIVE BUSINESS MANAGEMENT FEES OF $120.1 MILLION AND $155.9 MILLION WERE EARNED FROM HPT, SIR AND SNH FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2018 AND 2017, RESPECTIVELY. AN IMPLICATION OF THIS STATEMENT MAY BE THAT INCENTIVE BUSINESS MANAGEMENT FEES MAY BE EARNED IN THE FUTURE. THE INCENTIVE BUSINESS MANAGEMENT FEES WHICH WE MAY EARN FROM THESE CLIENTS ARE BASED UPON TOTAL RETURNS REALIZED BY THEIR SHAREHOLDERS COMPARED TO THE TOTAL SHAREHOLDERS RETURN OF CERTAIN IDENTIFIED INDICES. WE HAVE LIMITED CONTROL OVER THE TOTAL RETURNS REALIZED BY SHAREHOLDERS OF OUR CLIENT COMPANIES AND EFFECTIVELY NO CONTROL OVER INDEXED TOTAL RETURNS. THERE CAN BE NO ASSURANCE THAT WE WILL EARN INCENTIVE BUSINESS MANAGEMENT FEES IN THE FUTURE.

•
MR. PORTNOY STATES THAT THERE WAS A 3% INCREASE IN ADJUSTED NET INCOME PER DILUTED SHARE OVER THE FIRST QUARTER OF FISCAL 2018. THIS STATEMENT MAY IMPLY THAT RMR'S ADJUSTED NET INCOME PER DILUTED SHARE MAY CONTINUE TO GROW IN FUTURE PERIODS. HOWEVER, RMR'S BUSINESS IS SUBJECT TO VARIOUS RISKS, INCLUDING RISKS OUTSIDE ITS CONTROL. AS A RESULT, RMR'S ADJUSTED NET INCOME PER DILUTED SHARE MAY NOT GROW IN FUTURE PERIODS AND COULD DECLINE.

•
MR. PORTNOY STATES THAT RMR LOOKS FORWARD TO ADVANCING OPI’S INVESTMENT STRATEGY OF OWNING BUILDINGS LEASED TO SINGLE TENANTS AND THOSE WITH HIGH CREDIT QUALITY CHARACTERISTICS, LIKE GOVERNMENT ENTITIES. THIS MAY IMPLY THAT IT WILL BE SUCCESSFUL IN ADVANCING THIS STRATEGY OR THAT THIS STRATEGY WILL BENEFIT OPI.

•
MR. PORTNOY ALSO STATES THAT RMR CONTINUES TO ASSESS STRATEGIC OPPORTUNITIES TO UTILIZE ITS BALANCE SHEET TO CREATE FUTURE GROWTH OPPORTUNITIES. THIS STATEMENT MAY IMPLY THAT RMR WILL BE ABLE TO GROW ITS BUSINESS AND ITS PROFITS. HOWEVER, THERE CAN BE NO ASSURANCE RMR WILL BE SUCCESSFUL IN GROWING ITS BUSINESS AND, IN FACT, ITS BUSINESS AND PROFITS MAY DECLINE.

THE INFORMATION CONTAINED IN THE RMR GROUP INC.’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN THE RMR GROUP INC.’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE. THE RMR GROUP INC.’S FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.
EXCEPT AS REQUIRED BY LAW, THE RMR GROUP INC. UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

The RMR Group Inc.
Condensed Consolidated Statements of Income
(amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,
	2018	2017
Revenues:
Management services (1)	$47,488	$48,570
Incentive business management fees	120,094	155,881
Advisory services	782	1,382
Total management and advisory services revenues	168,364	205,833
Reimbursable compensation and benefits	13,873	12,708
Other client company reimbursable expenses(2)	98,076	—
Total reimbursable costs	111,949	12,708
Total revenues	280,313	218,541

Expenses:
Compensation and benefits	28,012	26,197
Equity based compensation	1,811	2,721
Separation costs	6,397	—
Total compensation and benefits expense	36,220	28,918
General and administrative	7,320	6,706
Other client company reimbursable expenses(2)	98,076	—
Transaction costs	184	142
Depreciation and amortization	255	380
Total expenses	142,055	36,146
Operating income	138,258	182,395
Interest and other income	1,526	784
Tax receivable agreement remeasurement	—	24,710
Income before income tax expense and equity in earnings (losses) of investees	139,784	207,889
Income tax expense	(18,970)	(48,343)
Unrealized loss on equity method investment accounted for under the fair value option	(2,769)	—
Equity in earnings (losses) of investees	35	(222)
Net income	118,080	159,324
Net income attributable to noncontrolling interest	(65,871)	(88,204)
Net income attributable to The RMR Group Inc.	52,209	71,120

Weighted average common shares outstanding - basic	16,120	16,060
Weighted average common shares outstanding - diluted	16,131	16,084

Net income attributable to The RMR Group Inc. per common share - basic(3)	$3.22	$4.40
Net income attributable to The RMR Group Inc. per common share - diluted(3)	$3.22	$4.39

(1)
Includes business management fees earned from the Managed Equity REITs based upon the lower of (i) the average historical cost of each REIT’s properties and (ii) each REIT’s average market capitalization. The following table presents a summary of each Managed Equity

REIT's primary strategy and the lesser of the historical cost of its assets under management and its market capitalization as of December 31, 2018 and 2017, as applicable:

		Lesser of Historical Cost of Assets
		Under Management or Market Capitalization (a)
		As of December 31,
REIT	Primary Strategy	2018	2017
HPT	Hotels and travel centers	$8,153,868	$8,953,822
ILPT	Industrial and logistics properties	1,578,306	—
OPI	Office properties leased to single tenants, including the government (b)	4,651,888	3,611,068
SIR	Office properties primarily leased to single tenants (b)	—	4,887,524
SNH	Senior living, medical office and life science properties	6,469,758	8,253,932
		$20,853,820	$25,706,346

(a)
The basis on which our base business management fees are calculated for the three months ended December 31, 2018 and 2017 may differ from the basis at the end of the periods presented in the table above. As of December 31, 2018, the market capitalization was lower than the historical costs of assets under management for HPT, OPI, and SNH; the historical costs of assets under management for HPT, OPI and SNH as of December 31, 2018, were $10,273,642, $6,752,097 and $8,597,740, respectively. For ILPT, the historical costs of assets under management were lower than their market capitalization of $1,741,771, calculated as of December 31, 2018.

(b)	SIR merged with OPI (formerly named Government Properties Income Trust) on December 31, 2018.

(2)
Reflects the prospective adoption of Accounting Standards Update, or ASU, No. 2014-09, Revenue from Contracts with Customers, which has been codified as Accounting Standard Codification, or ASC, 606, effective October 1, 2018. Under ASC 606, beginning October 1, 2018, we account for the costs of services provided by third parties to our client companies, and the related reimbursement, on a gross basis.

(3)	We calculate earnings per share using the two-class method as calculated below:

	Three Months Ended December 31,
	2018	2017
Basic EPS
Numerator:
Net income attributable to RMR Inc.	$52,209	$71,120
Income attributable to unvested participating securities	(353)	(457)
Net income attributable to RMR Inc. used in calculating basic EPS	$51,856	$70,663
Denominator:
Weighted average common shares outstanding - basic	16,120	16,060
Net income attributable to RMR Inc. per common share - basic	$3.22	$4.40

Diluted EPS
Numerator:
Net income attributable to RMR Inc.	$52,209	$71,120
Income attributable to unvested participating securities	(353)	(457)
Net income attributable to RMR Inc. used in calculating diluted EPS	$51,856	$70,663
Denominator:
Weighted average common shares outstanding - basic	16,120	16,060
Dilutive effect of incremental unvested shares	11	24
Weighted average common shares outstanding - diluted	16,131	16,084
Net income attributable to RMR Inc. per common share - diluted	$3.22	$4.39

The RMR Group Inc.
Reconciliation of Adjusted Net Income Attributable to The RMR Group Inc. from
Net Income Attributable to The RMR Group Inc.
(dollars in thousands, except per share amounts)
(unaudited)

The RMR Group Inc. is providing the below reconciliation and information regarding certain individually significant items occurring or impacting its financial results for the three months ended December 31, 2018 and 2017 for supplemental informational purposes and to enhance understanding of The RMR Group Inc.'s condensed consolidated statements of income and to facilitate a comparison of The RMR Group Inc.'s current operating performance with its historical operating performance. This information should be considered in conjunction with net income, net income attributable to The RMR Group Inc. and operating income as presented in The RMR Group Inc.'s condensed consolidated statements of income.

	Three Months Ended December 31, 2018
	Impact on Net Income Attributable to The RMR Group Inc.	Impact on Net Income Attributable to The RMR Group Inc. Per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$52,209	$3.22
Incentive business management fees (1)	(45,744)	(2.82)
Separation costs (2)	2,437	0.15
Unrealized loss on equity method investment accounted for under the fair value option (3)	1,055	0.07
Transaction costs (4)	70	—
Adjusted net income attributable to The RMR Group Inc.	$10,027	$0.62

(1)	Includes $120,094 in incentive business management fees, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 13.8%.

(2)	Includes $6,397 of separation costs related to former officers, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 13.8%.

(3)	Includes $2,769 in unrealized losses on our investment in TA common shares, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 13.8%.

(4)	Includes $184 of transaction costs, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 13.8%.

	Three Months Ended December 31, 2017
	Impact on Net Income Attributable to The RMR Group Inc.	Impact on Net Income Attributable to The RMR Group Inc. Per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$71,120	$4.39
Incentive business management fees (1)	(56,542)	(3.49)
Tax receivable agreement remeasurement due to the Tax Act(2)(3)	(24,710)	(1.53)
Effect of tax rate changes on deferred tax asset due to the Tax Act(2)	19,817	1.23
Adjusted net income attributable to The RMR Group Inc.	$9,685	$0.60

(1)	Includes $155,881 of incentive business management fees, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 15.6%.

(2)
In connection with the Tax Act and the resulting lower federal statutory tax rate applicable to The RMR Group Inc., we remeasured the amounts due pursuant to our tax receivable agreement and we remeasured our deferred tax asset. The tax receivable agreement and deferred tax asset are recorded at The RMR Group Inc. holding company level and are not allocated to the noncontrolling interest.

(3)	The adjustment related to the remeasurement of the amounts due pursuant to the tax receivable agreement is not taxable.

The RMR Group Inc.
Reconciliation of EBITDA and Adjusted EBITDA from Net Income and Calculation of Adjusted EBITDA Margin (1)
(dollars in thousands)
(unaudited)

	Three Months Ended December 31,
	2018	2017
Reconciliation of EBITDA and Adjusted EBITDA from net income:
Net income	$118,080	$159,324
Plus: income tax expense	18,970	48,343
Plus: depreciation and amortization	255	380
EBITDA	137,305	208,047
Plus: other asset amortization	2,354	2,354
Plus: operating expenses paid in The RMR Group Inc.'s common shares	495	566
Plus: separation costs	6,397	—
Plus: transaction costs	184	142
Plus: business email compromise fraud costs	—	225
Plus: unrealized loss on equity method investment accounted for under the fair value option	2,769	—
Less: tax receivable agreement remeasurement due to the Tax Cuts and Jobs Act	—	(24,710)
Less: incentive business management fees earned	(120,094)	(155,881)
Certain other net adjustments	(35)	(203)
Adjusted EBITDA	$29,375	$30,540

Calculation of Adjusted EBITDA Margin:
Contractual management and advisory fees (excluding any incentive business management fees) (2)	$50,624	$52,306
Adjusted EBITDA	$29,375	$30,540
Adjusted EBITDA Margin	58.0%	58.4%

(1)
EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures calculated as presented in the tables above. The RMR Group Inc. considers EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to be appropriate supplemental measures of its operating performance, along with net income, net income attributable to The RMR Group Inc. and operating income. The RMR Group Inc. believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as those outlined in the tables above, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with The RMR Group Inc.’s historical operating performance and with the performance of other asset management businesses. In addition, The RMR Group Inc. believes that providing Adjusted EBITDA Margin may help investors assess The RMR Group Inc.’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding any incentive business management fees). EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to The RMR Group Inc. or operating income as an indicator of The RMR Group Inc.’s financial performance or as a measure of The RMR Group Inc.’s liquidity. These measures should be considered in conjunction with net income, net income attributable to The RMR Group Inc. and operating income as presented in The RMR Group Inc.'s condensed consolidated statements of income. Also, other asset management businesses may calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin differently than The RMR Group Inc. does.

(2)
These contractual management fees are the base business management fees, property management fees and advisory fees The RMR Group Inc. earns pursuant to its management and investment advisory agreements with its client companies. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three months ended December 31, 2018 and 2017, required to be recognized as a reduction to management services revenues in accordance with GAAP and do not include the incentive business management fees of $120,094 and $155,881 that The RMR Group Inc. recognized under GAAP during the three months ended December 31, 2018 and 2017, respectively, which were earned for the calendar years 2018 and 2017, respectively.

The RMR Group Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands, except per share amounts)
(unaudited)

	December 31,	September 30,
	2018	2018
Assets
Current assets:
Cash and cash equivalents	$284,159	$256,848
Due from related parties	190,785	28,846
Prepaid and other current assets	6,855	10,392
Total current assets	481,799	296,086

Property and equipment, net	2,442	2,589
Due from related parties, net of current portion	5,131	8,183
Equity method investment	7,086	7,051
Equity method investment accounted for under the fair value option	5,613	—
Goodwill	1,859	1,859
Intangible assets, net of amortization	362	375
Deferred tax asset	25,802	25,726
Other assets, net of amortization	160,205	162,559
Total assets	$690,299	$504,428

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$115,748	$28,307
Total current liabilities	115,748	28,307
Long term portion of deferred rent payable, net of current portion	1,283	1,229
Amounts due pursuant to tax receivable agreement, net of current portion	32,048	32,048
Employer compensation liability, net of current portion	5,131	8,183
Total liabilities	154,210	69,767

Commitments and contingencies

Equity:
Class A common stock, $0.001 par value; 31,600,000 shares authorized; 15,229,687 and 15,229,957 shares issued and outstanding, respectively	15	15
Class B-1 common stock, $0.001 par value; 1,000,000 shares authorized, issued and outstanding	1	1
Class B-2 common stock, $0.001 par value; 15,000,000 shares authorized, issued and outstanding	15	15
Additional paid in capital	100,808	99,239
Retained earnings	235,086	182,877
Cumulative other comprehensive income	80	82
Cumulative common distributions	(55,147)	(49,467)
Total shareholders’ equity	280,858	232,762
Noncontrolling interest	255,231	201,899
Total equity	536,089	434,661
Total liabilities and equity	$690,299	$504,428

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